As filed with the Securities and Exchange Commission on March 13, 2015

No. 333-138490

No. 811-21977

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 476	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 477	☒

(Check appropriate box or boxes)

PowerShares Exchange-Traded Fund Trust II

(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700

Downers Grove, IL 60515

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

With a copy to:

Alan P. Goldberg, Esquire
Anna Paglia, Esquire	K&L Gates LLP
3500 Lacey Road, Suite 700	70 W. Madison Street, Suite 3100
Downers Grove, IL 60515	Chicago, IL 60602
(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On [date] pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☒	On May 26, 2015 pursuant to paragraph (a)(1) of Rule 485.
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

Subject to Completion

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Prospectus	[ ], 2015

PowerShares Exchange-Traded Fund Trust II

CNTR	PowerShares Contrarian Opportunities Portfolio (formerly, PowerShares NYSE Century Portfolio)	NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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CNTR	PowerShares Contrarian Opportunities Portfolio (formerly, PowerShares NYSE Century Portfolio)

Summary Information

Investment Objective

The PowerShares Contrarian Opportunities Portfolio (the “Fund”) seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dow Jones U.S. Contrarian Opportunities Index (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the period from the Fund’s commencement of investment operations (January 13, 2014) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Underlying Index, which is composed of some of the largest stocks in the U.S. equity market. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices, LLC (the “Index Provider”) compiles and maintains the Underlying Index, which includes stocks whose recent performance lags that of the broader equity market, yet still outranks their peers based on fundamental and other qualitative criteria.

The Underlying Index is composed of 125 constituents of the Dow Jones U.S. Broad Stock Market Index, which comprises the largest 2,500 U.S. stocks by float-adjusted market capitalization. The Index Provider screens these 2,500 stocks to identify the 1,250 stocks with the lowest relative three-year trailing total returns. These stocks are scored on 10 qualitative factors of company fundamentals, with the best-ranked stocks receiving the highest scores. The scores for all 10 variables are summed to a composite rank, with the top 125 selected as Underlying Index constituents, subject to a maximum sector weight of 30%.

The composition of the Underlying Index is reviewed semi-annually, using data as of the close of the last trading day of January and July. On the first trading day following the third Friday of February and August, the constituent changes are implemented and the Underlying Index is rebalanced to an equal weighting.

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Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund also will concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Performance

The Fund commenced operations on January 13, 2014 and therefore does not have performance history for a full calendar year. Once the Fund has a full calendar year of performance, the Fund will present total return information, which also is accessible on the Fund’s website at www.InvescoPowerShares.com and which provides some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

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Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	Since Inception
Michael Jeanette	Vice President and Senior Portfolio Manager of the Adviser	Since Inception
Tony Seisser	Vice President and Portfolio Manager of the Adviser	Since Inception
Brian Picken	Vice President and Portfolio Manager of the Adviser	Since Inception
Jonathan Nixon	Vice President and Portfolio Manager of the Adviser	February 2015

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on NYSE Arca and because the Shares will trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain. A sale of Shares may result in capital gain or loss.

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Additional Information About the Fund’s Strategies and Risks

Principal Investment Strategies

The Fund generally will invest at least 90% of its total assets in securities that comprise its Underlying Index. The Fund operates as an index fund and is not actively managed. The Fund uses an “indexing” investment approach to seek investment results that generally correspond, before fees and expenses, to the performance of its Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Another means of evaluating the relationship between the returns of the Fund and its Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns. Because the Fund uses an indexing approach to try to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The Fund generally invests in all of the securities comprising its Underlying Index in proportion to the weightings of the securities in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those same weightings. In those circumstances, the Fund may purchase a sample of securities in its Underlying Index.

There also may be instances in which the Adviser may choose to (i) overweight a security in the Underlying Index, (ii) purchase securities not contained in the Underlying Index that the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or (iii) utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

The Fund may sell securities included in the Underlying Index in anticipation of its removal from the Underlying Index, or purchase securities not included in the Underlying Index in anticipation of its addition to the Underlying Index.

Additional information about the construction of the Fund’s Underlying Index is set forth below.

Dow Jones U.S. Contrarian Opportunities Index

The Dow Jones U.S. Contrarian Opportunities Index is a transparent, rules-based tool for benchmarking contrarian investment strategies. The Underlying Index is composed of 125 constituents of the Dow Jones U.S. Broad Stock Market Index, which comprises the largest 2,500 U.S. stocks by float-adjusted market capitalization. The Index Provider screens these 2,500 stocks to identify the 1,250 stocks with the lowest relative three-year trailing total returns. These stocks are scored on 10 qualitative factors of company fundamentals, with the best-ranked stocks receiving the highest scores. The scores for all 10 variables are summed to a composite rank, with the top 125 selected as Underlying Index constituents, subject to a maximum sector weight of 30%.

The composition of the Underlying Index is reviewed semi-annually, using data as of the close of the last trading day of January and July. On the first trading day following the third Friday of February and August, the constituent changes are implemented and the Underlying Index is rebalanced to an equal weighting.

Principal Risks of Investing in the Fund

The following provides additional information about certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Equity Risk

Equity risk is the risk that the value of equity securities, including common stocks, will fall. The value of an equity security may fall due to changes in general economic conditions that impact the market as a whole and that are relatively unrelated to an issuer or its industry. These conditions include changes in interest rates, specific periods of overall market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. An issuer’s common stock in particular may be especially sensitive to, and more adversely affected by, these general movements in the stock market; it is possible that a drop in the stock market may depress the price of most or all of the common stocks that the Fund holds.

In addition, equity risk includes the risk that investor sentiment toward, and perceptions regarding, particular industries or economic sectors will become negative. Price changes of equity securities may occur in a particular region, industry, or sector of the market, and as a result, the value of an issuer’s common stock may fall solely because of factors, such as increases in production costs, that negatively impact other companies in the same industry or in a number of different industries.

Equity risk also includes the financial risks of a specific company, including that the value of the company’s securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. In particular, the common stock of a company may decline significantly in price over short periods of time. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock; similarly, the common stock of an issuer may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

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Index Risk

Unlike many investment companies, the Fund does not utilize investing strategies that seek returns in excess of the Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that stock generally is underperforming.

Industry Concentration Risk

In following its methodology, the Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund faces more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole. Information about the Fund’s exposure to a particular industry is available in the Fund’s Annual and Semi-Annual Reports to Shareholders, as well as on their Forms N-Q as filed with the SEC.

Issuer-Specific Changes

The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Market Risk

The securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

Market Trading Risk

The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Correlation Risk

The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints. Additionally, the Fund’s use of a representative sampling approach may result in returns that are not as well-correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in the Underlying Index. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund’s ability to track its Underlying Index may be adversely affected. Since the Underlying Index is not subject to the tax diversification requirements to which the Funds must adhere, the Fund may be required to deviate its investments from the securities contained in, and relative weightings of, its Underlying Index. The Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from its Underlying Index.

The Fund attempts to remain fully invested in those securities included in the Underlying Index. However, the Adviser may not fully invest the Fund at times, either as a result of cash flows into the Fund, to retain a reserve of cash to meet redemptions and expenses, or because of low assets (particularly when the Fund is new and has operated only for a short period).

The investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts also may adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries and corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser’s affiliates.

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Non-Principal Investment Strategies

The Fund, after investing at least 90% of its total assets in securities that comprise the Underlying Index, may invest its remaining assets in securities not included in the Underlying Index and in money market instruments, including repurchase agreements or funds that invest exclusively in money market instruments (subject to applicable limitations under the Investment Company of 1940, as amended (the “1940 Act”), or exemptions therefrom). The Adviser anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Adviser to reflect fully any additions to, or deletions from, the composition of the Underlying Index in the portfolio of the Fund.

The Fund’s investment objective constitutes a non-fundamental policy that the Board of Trustees (the “Board”) of PowerShares Exchange-Traded Fund Trust II (the “Trust”) may change without shareholder approval. The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

The Fund may borrow money up to the limits set forth in the Trust’s SAl under the section “Investment Restrictions,” for temporary or emergency purposes, to meet shareholder redemptions.

Additional Risks of Investing in the Fund

The following provides additional risk information regarding investing in the Fund.

Index Rebalancing Risk

Pursuant to the methodology that the Index Provider uses to calculate and maintain its Underlying Index, a security may be removed from the Fund’s Underlying Index at any time in the event the Underlying Index reaches certain limitations (e.g. foreign ownership limitations). As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of its Underlying Index may increase significantly.

Shares May Trade at Prices Different than NAV

The NAV of the Fund’s Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the exchange on which the Fund trades. The Adviser cannot predict whether the Fund’s Shares will trade below, at, or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the securities of the Fund’s Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Issues

Trading in Shares on either NYSE Arca the “Exchange” may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at closing NAVs, the Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis, and are created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual funds may need to sell portfolio securities to obtain cash to meet redemptions. These sales may generate taxable gains that must be distributed to the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to such taxable events for the Fund or its ongoing shareholders.

The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Underlying Index. The Fund may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For information concerning the tax consequences of distributions, see the section entitled “Dividends, Other Distributions and Taxes” in this Prospectus.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Fund

Invesco PowerShares Capital Management LLC (the “Adviser”) is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Adviser serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of ETFs, with combined assets under management of more than $49.3 billion as of January 31, 2015.

As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, managing the Fund’s business affairs, providing certain clerical, bookkeeping and other administrative services for the Trust.

Portfolio Managers

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund. In managing the Fund, Mr. Hubbard receives management assistance from Michael Jeanette, Jonathan Nixon, Brian Picken and Tony Seisser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

Peter Hubbard, Vice President, Director and Portfolio Manager of the Adviser, has been a Portfolio Manager of the Adviser since June 2007 and has been associated with the Adviser since 2005. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception.

Michael Jeanette, Vice President and Senior Portfolio Manager of the Adviser, has been a Portfolio Manager of the Adviser since August 2008 and has been associated with the Adviser since 2008. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception.

Jonathan Nixon, Vice President and Portfolio Manager of the Adviser, has been a Portfolio Manager of the Adviser since August 2013 and has been associated with the Adviser since 2011. From 2008 to 2010, he was a Tax Manager for General Electric. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since February 2015.

Brian Picken, Vice President and Portfolio Manager of the Adviser, has been a Portfolio Manager of the Adviser since August 2010 and has been associated with the Adviser since 2007. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception.

Tony Seisser, Vice President and Portfolio Manager of the Adviser, has been a Portfolio Manager of the Adviser since August 2014 and has been associated with the Adviser since 2013. From 2010 to 2013, he was employed by Guggenheim Funds Distributors, Inc. From 2008 to 2010, he was a compliance investigator at the Chicago Board Options Exchange and Chicago Futures Exchange. He has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

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Advisory Fees

The Fund pays the Adviser an annual unitary management fee equal to 0.35% of its average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, Acquired Fund Fees and Expenses, if any, interest, litigation expenses and other extraordinary expenses.

The Fund may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that the Fund will incur through such investments is in addition to the Adviser’s unitary management fee. Therefore, the Adviser has contractually agreed to waive the fees that it receives under the unitary management fee in an amount equal to the indirect management fees that the Fund incurs through its respective investments in affiliated money market funds through February 28, 2016.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available in the semi-annual report to shareholders for the period ended April 30, 2014.

How to Buy and Sell Shares

The Fund issues or redeems its Shares at net asset value (“NAV”) per Share only in large blocks of 50,000 Shares (each block of shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”).

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares generally are purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund trade on the Exchange under the symbol “CNTR.”

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share, only in a Creation Unit or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

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Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of the approximate value.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares of the Fund occurs on the secondary market and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund employs fair valuation pricing and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund or otherwise not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Fund.

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund also distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information only. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your Shares, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid quarterly for the Fund. The Fund also may pay a special distribution at the end of the calendar year to comply with federal tax requirements and/or to minimize or eliminate federal tax liability. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through which you purchased your Shares). Dividends paid to you out of the Fund’s net investment income and net realized short-term capital gains, if any, are taxable as ordinary income. Although (1) the Fund’s dividends attributable to its “qualified dividend income” generally will be subject to federal income tax for individual and certain other non-corporate shareholders (an “individual shareholder”) who satisfy certain restrictions with respect to their Shares at the lower maximum rates for long-term capital gains described in the next paragraph and (2) a portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations, the Fund does not expect to distribute a significant amount of dividends eligible for those lower rates or deduction.

Distributions to you of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. Those gains of individual shareholders generally are subject to federal income tax at the maximum rates of 15% (20% for certain high income taxpayers).

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Distributions to you in excess of the Fund’s current and accumulated earnings and profits, if any, are treated as a tax-free return of capital to the extent of your basis in your Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you (as ordinary income or long-term capital gain) even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, the Fund is required to withhold 28% of distributions otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. Your ability to deduct capital losses realized on a sale of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges securities for a Creation Unit generally will recognize a gain or a loss equal to the difference between the market value of the Creation Unit and the sum of the AP’s aggregate basis in the securities surrendered plus any cash component paid. An AP that redeems a Creation Unit in exchange for securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Unit and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for a Creation Unit, or of a Creation Unit for securities, cannot be deducted currently under the rules governing “wash sales” or on the ground that there has been no significant change in the AP’s economic position. An AP exchanging securities should consult its own tax advisor(s) with respect to whether wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized upon redemption of a Creation Unit generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem one or more Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at the price thereof.

The foregoing discussion summarizes some of the more important possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on the Fund’s distributions and sales and/or redemptions of Shares. Consult your personal tax advisor(s) about the potential tax consequences of an investment in the Fund’s Shares under all applicable tax laws.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The NAV for the Fund will be calculated and disseminated daily on each day that the NYSE is open. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

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Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Underlying Index. This may adversely affect the Fund’s ability to track its Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund.

K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

[             ]serves as the Fund’s independent registered public accounting firm. [             ] is responsible for auditing the annual financial statements of the Fund and performs other related audit services.

Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the period since the Fund’s inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). This information has been derived from the Fund’s financial statements, which have been audited by [            ], whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal year ended October 31, 2014, which is available upon request.

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PowerShares Contrarian Opportunities Portfolio (formerly, PowerShares NYSE Century Portfolio) (CNTR)

	For the Period January 13, 2014(a) Through October 31, 2014
Per Share Operating Performance:
Net asset value at beginning of period	$24.70
Net investment income(b)	0.33
Net realized and unrealized gain on investments	1.53
Total from investment operations	1.86
Distributions to shareholders from:
Net investment income	(0.25)
Net asset value at end of period	$26.31
Market price at end of period(c)	$26.30
Net Asset Value Total Return(d)	7.56	%(e)
Market Price Total Return(d)	7.52	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,946
Ratio to average net assets of:
Expenses	0.50	%(f)
Net investment income	1.61	%(f)
Portfolio turnover rate(g)	2%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (January 15, 2014, the first day of trading on the Exchange) to October 31, 2014 was 6.06%. The market price total return from Fund Inception to October 31, 2014 was 6.02%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Index Provider

No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

The Underlying Index is calculated and maintained by the Index Provider. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sublicensing agreement with the Adviser.

S&P Dow Jones Indices, a division of The McGraw-Hill Companies, Inc. (“S&P”), is the Index Provider for the Dow Jones U.S. Contrarian Opportunities Index.

Disclaimers

S&P Dow Jones Indices, LLC. The PowerShares Contrarian Opportunities Portfolio is not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of PowerShares Contrarian Opportunities Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Contrarian Opportunities Portfolio particularly or the ability of the Dow Jones U.S. Contrarian Opportunities Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Fund, the Trust or the Distributor is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Dow Jones U.S. Contrarian Opportunities Index. Neither S&P nor its third party licensors is responsible for or has participated in the determination of the prices and amount of timing, pricing or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, DOW JONES U.S. CONTRARIAN OPPORTUNITIES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, restatements, re-calculations or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Premium/Discount Information

Information on the daily NAV per Share for the Fund can be found at www.InvescoPowerShares.com. Additionally, information regarding how often the Shares of the Fund traded on the Exchange, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the prior calendar year and subsequent quarters, if available, can be found at www.InvescoPowerShares.com.

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Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies (and companies relying on Section 3(c)(1) or 3(c)(7) of the 1940 Act) in the securities of other investment companies. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into a participant agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, the Fund is permitted to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order that the SEC has issued to the Trust. If the Fund relies on this exemptive relief, however, other investment companies may not invest in that Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund’s investments also is available in the Fund’s Annual and Semi-Annual Report to Shareholders. In the Fund’s current Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make Shareholder inquiries, please:

Call:	Invesco Distributors, Inc. at 1.800.983.0903 Monday through Friday 8:00 a.m. to 5:00 p.m. Central Time

Write:	PowerShares Exchange-Traded Fund Trust II c/o Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173

Visit:	www.InvescoPowerShares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street N.E., Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the 1940 Act is 811-21977

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PowerShares Exchange-Traded Fund Trust II		P-PS-PRO
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
www.InvescoPowerShares.com 800.983.0903	@PowerShares

Subject to Completion

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated [        ], 2015

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus, dated [        ], 2015 for the PowerShares Exchange-Traded Fund Trust II (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time (the “Prospectus”).

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares Contrarian Opportunities Portfolio (formerly, PowerShares NYSE Century Portfolio)	NYSE Arca, Inc.	CNTR

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements for the Fund contained in the Fund’s 2014 Annual Report and the related report of [                        ], the Trust’s independent registered public accounting firm, are incorporated herein by reference in the section “Financial Statements.” No other portions of the Fund’s Annual Report is incorporated herein by reference.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of 59 Funds. This SAI relates to one series of the Trust, the PowerShares Contrarian Opportunities Portfolio (the “Fund”). The Fund is classified as “diversified.” The shares of the of the Fund are referred to in this SAI as “Shares.”

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the Dow Jones U.S. Contrarian Opportunities Index ( the “Underlying Index”). Invesco PowerShares Capital Management LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Invesco Ltd., manages the Fund.

The Fund issues and redeems Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”).

The Fund issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees; however, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash.

Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”).

Shares trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, the Fund may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading, and trade throughout the day, on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Underlying Index no longer is calculated or available; or (iii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on such Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT RESTRICTIONS

The Fund has adopted as fundamental policies the respective investment restrictions numbered (1) through (7) below. Except as otherwise noted below, the Fund, as a fundamental policy, may not:

(1) Invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such repurchase agreements or loan of portfolio securities may be made by the Fund if, as a result, the aggregate of repurchase agreements or such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2), (4)(ii) and (iii) and (7) if the Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (2), (4)(ii) and (iii), and (7), in the event that the Fund’s borrowings, unpurchased agreements and loans of portfolio securities at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings, unpurchased agreements and loans of portfolio securities to an extent that such borrowings, unpurchased agreements and loans of portfolio securities will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed and the collateral received) less the Fund’s liabilities (other than borrowings or loans).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that the Board can change without approval by shareholders upon 60 days’ written notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index.

The Fund operates as an index fund and will not be actively managed. The Fund attempts to replicate, before fees and expenses, the performance of its Underlying Index by generally investing in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index, although the Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index.

Investment Risks

A discussion of the risks associated with an investment in the Fund is contained in the Fund’s Prospectus in the “Summary Information—Principal Risks of Investing in the Fund,” “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund” and “—Additional Risks of Investing in the Fund” sections. The discussion below supplements, and should be read in conjunction with, these sections.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers’ change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The Fund is not actively managed, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities the Fund holds unless the Fund’s index provider, S&P Dow Jones Indices LLC (the “Index Provider”) removes the securities of such issuer from the Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund’s fiscal year-end by comparing the Fund’s average monthly total returns, before fees and expenses, to the Underlying Index’s average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and the Underlying Index is to assess the “tracking error” between the two. Tracking error means the variation between the Fund’s annual return and the return of the Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund’s returns versus the Underlying Index’s returns.

An investment in the Fund should be made with an understanding that the Fund will not be able to replicate exactly the performance of the Underlying Index, because the total return that the securities generate will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index.

Common Stocks and Other Equity Securities. Holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities and common stocks have neither a fixed principal amount nor a maturity.

U.S. Government Obligations. The Fund may invest in short-term U.S. government obligations. Short-term obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Short-term obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Studen Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are support only by the credit of the instrumentality. In 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the third quarter of 2013, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. They have repaid approximately $146.6 billion in dividends. Both Fannie Mae and Freddie Mac ended the third quarter of 2013 with positive net worth, and neither has required a draw from the U.S. Treasury since the second quarter of 2012. However, FHFA previously predicted that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The U.S. Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

In the United States, on August 5, 2011, Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The downgrade by S&P increased volatility in financial markets, and could result in higher interest rates and higher U.S. Treasury yields and increase the costs of capital and financing. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which the Fund acquires securities from a third party with the understanding that the seller will repurchase them at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the custodian will hold the securities underlying the repurchase agreement at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase prices.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality, as the Adviser determines; (iv) repurchase agreements; and (v) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Fund may invest in the securities of other investment companies beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust in 2012 (the “2012 Order”). Absent such exemptive relief, the Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

Under the pertinent terms of the 2012 Order, a Fund that relies on that order may invest in registered investment companies in excess of the 3% limitations imposed by Sections 12(d)(1)(A) and 12(d)(1)(C) of the 1940 Act. A Fund that relies on the 2012 Order may purchase shares of another investment company in an amount equal to 3% of the outstanding voting securities of that issuer. A Fund may exceed this 3% threshold only pursuant to a participation agreement signed by the fund to be acquired. The total amount of securities held by the Fund, both individually and when aggregated with all other shares of the acquired fund held by other registered investment companies or private investment pools advised by PowerShares or its affiliates (as well as shares held by PowerShares and its affiliates) cannot exceed 25% of the outstanding voting securities of the acquired investment company, and the none of these entities (including the Fund) may individually or collectively exert a controlling influence over the acquired investment company. The Fund may not rely on 2012 Order to acquire an investment company that itself has ownership of investment company shares in excess of the limitations contained in Section 12(d)(1)(A) of the 1940 Act. To the extent necessary to comply with the provisions of the 1940 Act, or the 2012 Order, on any matter upon which an underlying investment company’s shareholders are solicited to vote, the Adviser of that Fund will vote the underlying investment company shares in the same general proportion as shares held by other shareholders of the underlying investment company.

In addition, the Trust obtained exemptive relief in 2007 that allows other investment companies to acquire shares of the Trust in excess of the limitations imposed by Section 12(d)(1)(A) (the “2007 Order”). This relief is conditioned on those acquiring funds obtaining a participation agreement signed by both the acquiring fund and the Fund that it wishes to acquire in excess of the 12(d)(1)(A) limitations. No Fund that relies on the 2012 Order will enter into a participation agreement pursuant to the 2007 Order, and no Fund that has a signed participation agreement in effect pursuant to the 2007 Order will rely on the 2012 Order.

Illiquid Securities. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Borrowing. The Fund may borrow money from a bank or another person up to the limits and for the purposes set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund’s return. Borrowing also may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Cybersecurity Risk. The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or their service providers or the issuers of securities in which the Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TURNOVER

The Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. During the period from the Fund’s commencement of investment operations (January 13, 2014) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund’s in-kind creations and redemptions.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth fiscal quarters.

The Trust’s Forms N-Q and Forms N-CSR are available on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q and Forms N-CSR also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Trust’s Forms N-Q and Forms N-CSR will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Fund’s portfolio holdings are disseminated publicly each day that the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is disseminated publicly each day prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Fund’s portfolio holdings may be permitted at other times to personnel of third-party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Trust currently has eight Trustees. Seven Trustees are not “interested,” as that term is defined under the 1940 Act, and have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser (the “Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the “Fund Family” consists of the Trust and four other exchange-traded fund trusts advised by the Adviser.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	118	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	118	None
Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2008	Retired. Formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	118	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	118	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present).	118	None

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustees During the Past 5 Years

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer of RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	118	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Board and Trustee	Trustee since 2008; Chairman of the Board since 2012	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013–Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial,	118	None
			Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustees	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010

Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC,

INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc.,

Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC;

Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President

and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.

				118	None

*	This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); U.S. Compliance Director, Invesco, Ltd. (2006-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in the Fund overseen by the Trustee as of December 31, 2014, is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares Contrarian Opportunities Portfolio
Ronn R. Bagge	None
Todd J. Barre	None
Marc M. Kole	None
Yung Bong Lim	None
Philip M. Nussbaum	None
Gary R. Wicker	None
Donald H. Wilson	None
Kevin M. Carome	None

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family
Ronn R. Bagge	over $100,000
Todd J. Barre	over $100,000
Marc M. Kole	over $100,000
Yung Bong Lim	over $100,000
Philip M. Nussbaum	over $100,000
Gary R. Wicker	None
Donald H. Wilson	over $100,000
Kevin M. Carome	over $100,000

The dollar range of Shares for Mr. Bagge, Mr. Lim and Mr. Nussbaum includes Shares of certain funds in which each of Mr. Bagge, Mr. Lim and Mr. Nussbaum is deemed to be invested pursuant to the Trust’s deferred compensation plan (“DC Plan”), which is described below.

As of December 31, 2014, as to each Independent Trustee and his immediate family members, no person owned, beneficially or of record, securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Fund, including oversight of the duties performed by the Adviser for the Fund under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the Trust’s fiscal year ended October 31, 2014, the Board held six meetings.

The Board has three standing committees, the Audit Committee, the Investment Oversight Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Kole (Chair), Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2014, the Audit Committee held four meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Nussbaum, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.” During the Trust’s fiscal year ended October 31, 2014, the Nominating and Governance Committee held four meetings.

Messrs. Bagge, Barre, Lim (Chair) and Nussbaum currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee has the responsibility, among other things, (i) to review fund investment performance, including tracking error and correlation to its underlying index, (ii) to review any proposed changes to a fund’s investment policies, comparative benchmark indices or underlying index, and (iii) to review a fund’s market trading activities and portfolio transactions. During the Trust’s fiscal year ended October 31, 2014, the Investment Oversight Committee held two meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee, Investment Oversight Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds overseen by the Trustees, the size of the Board and the nature of the fund’s business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the Board.

Risk Oversight. The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He is currently retired, and was the Chief Financial Officer of Hope Network from 2008 to 2012. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005, Chief Accounting Officer and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004 and Audit Partner, Arthur Andersen LLP (1996-2000). The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his employment with Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He has served as Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries since 2013. Previously, he was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Prior to his employment with Zondervan Publishing, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was Senior Manager in the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn since 2013. He has also has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above tables.

For his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $225,000 (the “Retainer”). The Retainer is allocated half pro rata among all the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Mr. Wilson receives an additional $70,000 per year for his service as the Independent Chair, allocated in the same manner as the Retainer. The chair of the Audit Committee receives an additional fee of $25,000 per year, and the chairs of the Investment Oversight Committee and the Nominating and Governance Committee each receive an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust’s DC Plan allows each Independent Trustee to defer payment of all or a portion of the fees that the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2014.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$123,815	N/A	$240,000
Todd J. Barre	$116,076	N/A	$225,000
Marc M. Kole	$128,973	N/A	$250,000
Yung Bong Lim	$120,583	N/A	$233,750
Philip M. Nussbaum	$116,076	N/A	$225,000
Gary R. Wicker	$116,076	N/A	$225,000
Donald H. Wilson	$152,188	N/A	$295,000
Kevin M. Carome	N/A	N/A	N/A

(1)	The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2014, before deferral by the Trustees under the DC Plan. Mr. Bagge deferred 10% of his compensation, and each of Mr. Lim and Mr. Nussbaum deferred 100% of his compensation, with such amounts reflected in the above table.

As of the date of this SAI, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding Shares.

Principal Holders and Control Persons. The following table set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Fund’s outstanding Shares as of [May     , 2015].

POWERSHARES CONTRARIAN OPPORTUNITIES PORTFOLIO

[TO BE UPDATED]

Name & Address	% Owned
J.P. Morgan Clearing Corp 1 MetroTech Center North Brooklyn New York, NY 11201	27.22%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.48%

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.78%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	30.78%

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	8.44%

Shareholder Communications. Shareholders may send communications to the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Management will review and generally respond to other shareholder communications the Trust receives that are not directly addressed and sent to the Board. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC, and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s extensive resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Michael Jeanette, Jonathan Nixon, Brian Picken and Tony Seisser.

As of October 31, 2014, Mr. Hubbard managed 115 registered investment companies with a total of approximately $47.6 billion in assets, 44 other pooled investment vehicles with approximately $45.9 billion in assets and no other accounts.

As of October 31, 2014, Mr. Jeanette managed 77 registered investment companies with a total of approximately $27.9 billion in assets, 5 other pooled investment vehicles with approximately $41.8 billion in assets and no other accounts.

As of October 31, 2014, Mr. Nixon managed 23 registered investment companies with a total of approximately $9.7 billion in assets, 19 other pooled investment vehicles with approximately $1.7 billion in assets and no other accounts.

As of October 31, 2014, Mr. Picken managed 77 registered investment companies with a total of approximately $27.9 billion in assets, 5 other pooled investment vehicles with approximately $41.8 billion in assets and no other accounts.

As of October 31, 2014, Mr. Seisser managed 77 registered investment companies with a total of approximately $27.9 billion in assets, 5 other pooled investment vehicles with approximately $41.8 billion in assets and no other accounts.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the Compensation Committee may approve the bonus in advance. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

As of October 31, 2014, Messrs. Hubbard, Jeanette, Nixon, Picken and Seisser did not own any securities of the Fund.

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Fund, set-up fees and commitment fees associated with any line of credit, the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including Acquired Fund Fees and Expenses, if any). For the Adviser’s services, the Fund has agreed to pay an annual unitary management fee, equal to 0.35% of its average daily net assets (the “Advisory Fee”).

The Fund paid an aggregate of $14,650 to the Adviser for the Fund’s fiscal year ended October 31, 2014. The Fund commenced investment operations on January 13, 2014, and therefore did not pay Advisory Fees prior to that date.

The Fund may invest in money market funds that are managed by affiliates of the Adviser. The indirect portion of the management fee that the Fund incurs through such investments is in addition to the Adviser’s management fee. Therefore, the Adviser has agreed contractually to waive the fees that it receives in an amount equal to the indirect management fees that the Fund incurs through its investments in affiliated money market funds.

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund’s assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. For the Fund, the Investment Advisory Agreement continues in effect only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Administrator. BNYM serves as administrator for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as administrator for the Fund pursuant to a fund administration and account services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Payments to Financial Intermediaries. The Adviser may pay certain broker-dealers, banks and other financial intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. The Adviser has arrangements to make payments, other than for the educational programs and marketing activities described above, only to Charles Schwab & Co., Inc. (“Schwab”). Pursuant to the arrangement with Schwab, Schwab has agreed to promote select exchange-traded funds advised by the Adviser to Schwab’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of those funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts are paid by the Adviser from its own resources and not from the assets of the Fund.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the “Custodian” or “Transfer Agent”), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a custodian agreement (the “Custodian Agreement”). As custodian, BNYM holds the Fund’s assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent for the Fund pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”). As compensation for the foregoing services, BNYM may be reimbursed for its out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (previously defined as the “Distributor”) is the distributor of the Fund’s Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Fund’s Shares. The Fund continuously offers Shares for sale through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Aggregations. The Distributor does not distribute Shares in less than Creation Unit Aggregations. The Distributor will deliver a Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

Index Providers. No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of the Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Index.

The Fund’s Underlying Index is the Dow Jones U.S. Contrarian Opportunities Index.

The Dow Jones U.S. Contrarian Opportunities Index is designed to measure the performance of stocks whose recent performance lags the broader market, but that outranks its peers based on certain company fundamentals and other qualitative criteria as determined by the Index Provider.

The Underlying Index is composed of 125 constituents of the Dow Jones U.S. Broad Stock Market Index, which comprises the largest 2,500 U.S. stocks by float-adjusted market capitalization. The Index Provider screens these stocks to identify the 1,250 stocks with the lowest relative three-year trailing total returns. These stocks are scored on 10 qualitative factors of company fundamentals, with the best-ranked stocks receiving the highest scores. The scores for all 10 variables are summed to a composite rank. Stocks are added to the index based on composite rank with the top 125 selected as Underlying Index constituents, subject to a maximum sector weight of 30%.

The composition of the Underlying Index is reviewed semi-annually, using data as of the close of the last trading day of January and July. On the first trading day following the third Friday of February and August, the constituent changes are implemented and the Underlying Index is rebalanced to an equal weighting.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions various brokers generally charge. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement its policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates currently do not participate in soft dollar transactions.

The Adviser assumes the general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the Fund, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

When the Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund’s management expenses.

The aggregate brokerage commissions paid by the Fund during the fiscal year ended October 31, 2014 are $25. The Fund commenced investment operations on January 13, 2014, and therefore did not pay brokerage commissions prior to that date.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006, pursuant to a Declaration of Trust (the “Declaration”).

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently offers shares of 59 funds (in this sub-section, the “Funds”). The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws, but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees, without shareholder approval, may amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

The Trust is not required, and does not intend, to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, the shares of that Fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust’s Declaration also provides that a Trustee acting in his or her capacity of trustee is not liable personally to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust’s Declaration, the shareholders bringing the action may be responsible for a Fund’s costs, including attorneys’ fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities the Fund holds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A with respect to the Adviser to this SAI. The Board will review periodically each Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. The Trust’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that the Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index (“Fund Securities”) and the Cash Component computed as described below, plus a fixed and a variable transaction fee, as discussed below; however, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component also is sometimes called the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange on which the Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities also may change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares; but the Adviser may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to domestic funds (see “—Placement of Creation Orders Outside Clearing Process”).

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of Aps that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, an AP may place a custom order where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by 11:00 a.m., Eastern time, by the “regular way” settlement date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, by the “regular way” settlement date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor no later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, by the “regular way” settlement date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation and Redemption Transaction Fees” section below.)

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust, the Adviser or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the transfer agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fees. APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for the Fund are subject to a fixed administrative fee, payable to BNYM, in the amount listed in the table below, irrespective of the size of the order. In addition to the fixed administrative fee, BNYM may impose an additional administrative fee of up to four times the standard, fixed administrative fee, as presented in the table below. The additional administrative fee, also payable to BNYM, may be incurred for administration and settlement of (i) in-kind creations effected outside the normal Clearing Process, and (ii) cash creations. Finally, to the extent the Fund permits or requires APs to substitute cash in lieu of Deposit Securities, the Adviser may set additional variable fees separate from the fees already described that are also payable to the applicable Fund. Funds which may charge cash-in-lieu fees are noted in the table below. These cash-in-lieu fees will be negotiated between the Adviser and the AP and are charged to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders against sudden movements in the prices of the portfolio investments due to market events. From time to time, the Adviser, in its sole discretion, may adjust the Fund’s variable transaction fees or reimburse APs for all or a portion of the creation or redemption transaction fees.

Fund	Fixed Administrative Fee	Variable Transaction Fee (Maximum)	Cash-In-Lieu Fee Applicable
PowerShares Contrarian Opportunities Portfolio	$500	$2,000

Redemption of Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Custodian and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

If the Fund permits Creation Units to be redeemed in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as noted above (see “Creation and Redemption Transaction Fees”). In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Funds reserve the right to redeem Creation Unit Aggregations for cash if the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC and the Cash Redemption Amount, if any owed to the Fund, to the Custodian no later than 11:00 a.m., Eastern time on the contractual settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities that are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

In the event that the number of Shares is insufficient on the contractual settlement date, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

On days when the Exchange closes earlier than normal, the Fund may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday), orders requesting substitution of a “cash-in-lieu” amount must be received by the Distributor no later than 11:00 a.m., Eastern time. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process for equity securities.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.

11:00 a.m. (ET)

Shares must be delivered through DTC to the Custodian.

2:00 p.m. (ET)

Cash Component, if any, is due.

*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

The following is provided as general information only and is not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

General; Qualification as a RIC. The Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund of the Trust do not offset gains in another Fund, and the requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

The Fund has elected and intends to qualify each taxable year to be treated as a RIC. If the Fund satisfies the requirements referred to in the next sentence, it will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for that treatment, the Fund annually must distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements, including those described below, relating to the nature of its gross income and the diversification of its assets.

Income Requirement. The Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in stock, securities, or such currencies and (2) net income derived from qualified publicly traded partnerships (“QPTPs”).

Asset Diversification Requirements. The Fund must satisfy the following asset diversification requirements at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, Government securities, securities of other RICs, and securities of any other issuer (as to which (a) no more than 5% of the value of the Fund’s total assets is in securities of the issuer and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than Government securities or securities of other RICs) or of two or more issuers that the Fund controls and are engaged in the same, similar, or related trades or businesses, or, collectively, in the securities of QPTPs.

If the Fund failed to qualify for any taxable year for treatment as a RIC—either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the Income and Asset Diversification Requirements and is unable, or determines not to, avail itself of the Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements—all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the Fund’s shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (“QDI”) would be subject to federal income tax at the rates for net capital gain—a maximum of 15% (20% for certain high income taxpayers)—and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Shares. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year an amount equal to at least the sum of (1) 98% of its ordinary income for the calendar year plus (2) 98.2% of its net capital gains for the twelve months ended October 31 of such year. Generally, the Fund intends to make sufficient distributions to avoid liability for federal income and excise taxes but can give no assurance that all or a portion of such liability will be avoided.

The Trust has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, on obtaining the ordered Shares, own 80% or more of the Fund’s outstanding Shares and if, pursuant to sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders. Distributions from the Fund’s net investment income and net short-term gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions that a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions that the Fund declares in October, November, or December and pays to shareholders of record in one of those months during the following January are treated as having been received by the shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions that the Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a return of capital up to the amount of a shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as a return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, the Fund’s distributions to such an individual shareholder of QDI will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. Each Fund will report to shareholders annually the amount of any distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of any distributions from net capital gain, and the portion, if any, of dividends that may qualify as QDI.

A loss realized on a disposition of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of distributions, if available, or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares must be adjusted to reflect the disallowed loss. Any loss on a shareholder’s disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include distributions the Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining his or her basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different Internal Revenue Service (“IRS”)-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election that would enable it to pass through to its shareholders foreign tax credits or deductions with respect to foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder who or that is a nonresident alien individual or foreign entity (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

The Fund must withhold and remit to the U.S. Department of the Treasury (“U.S. Treasury”) 28% of distributions of ordinary income, capital gains, and any cash received on redemption of Creation Units (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected generally will be subject to a 30% U.S. withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, a foreign shareholder generally will not be subject to withholding or income tax on gains realized on the sale of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met; those gains and distributions generally will be subject to federal income taxation at regular income tax rates. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on (a) income dividends, and (b) certain capital gain distributions and the proceeds of a sale (or redemption) of Shares paid after December 31, 2016. As discussed in more detail below, the FATCA withholding tax generally can be avoided (1) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts held by U.S. persons with the FFI and (2) by an NFFE, if it certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have any such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to the government of that country (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Taxation of Fund Investments. The Fund may make investments that are subject to special federal income tax rules. Those rules can, among other things, affect the timing of the recognition of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of those special rules would therefore also affect the amount, timing and character of distributions that the Fund makes and could require the Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15%/20% maximum federal income tax rates on individual shareholders’ QDI described above.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the excise tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the Distribution Requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net marked-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.

Investment income received, and gains realized, by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other form(s) to receive the benefit of the reduced tax rate; whether or when the Fund will receive a tax reclaim is within the control of the individual country. Information required on those forms may not be available, such as shareholder information; therefore, the Fund may not receive one or more reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements that also may cause the Funds to not receive one or more reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on the sale or other disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested in various countries is not known.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof. Changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate. In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. [    ], [    ], serves as the Fund’s independent registered public accounting firm. [    ] audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders with respect to the Fund for the fiscal year ended October 31, 2014 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY

Effective January, 2015

Invesco PowerShares Capital Management LLC (“Invesco PowerShares” or the “Adviser”) has adopted proxy voting policies with respect to securities owned by series of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares Actively Managed Exchange-Traded Fund Trust, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (collectively, the “Funds”) for which it serves as investment adviser and has been delegated the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to provide that proxies are voted in the best interests of shareholders.

The Adviser utilizes the data feed platform (the “Invesco Proxy Voting Portal”) of Invesco Advisers Inc. (“IAI”), which is administered by the IAI proxy administration team and subject to periodic review by the Adviser’s compliance team. With respect to implementation of its proxy voting policies, Invesco PowerShares will vote as follows:

1.	Overlapping Securities

In instances where both a Fund and a fund advised by IAI both hold an equity security (“Overlapping Securities”), the Adviser will vote proxies in accordance with the recommendation of IAI based on IAI’s comprehensive proxy review and under the Invesco Proxy Voting Policy (see exhibit A). The Invesco Proxy Voting Policy is overseen by the Invesco US Proxy Advisory Committee (“IUPAC”), which also orchestrates the review and analysis of the top twenty-five proxy voting matters, measured by overall size of holdings by funds within the Invesco family. The Adviser consults with the IUPAC on specific proxy votes and general proxy voting matters as it deems necessary. In addition, as part of the Invesco Proxy Voting Process, the IUPAC oversees instances when possible conflicts of interest arise among funds. Such conflicts are identified early in the process and brought before the IUPAC for consideration. When the IUPAC determines that a uniform vote would benefit certain funds, but may serve as a detriment to others, it will recommend a split vote as appropriate.

In instances where the IAI proxy administration team does not receive a recommendation in a timely manner, the IAI proxy administration team will automatically vote such ballots in accordance with the recommendations of a third-party proxy firm, Institutional Shareholder Services, Inc. (“ISS”).

2.	Non-Overlapping Securities

In instances where securities are held only by a Fund, and not also by an IAI-advised fund, the Adviser will instruct the proxy IAI proxy administration team to vote proxies in accordance ISS.

Under this Policy, the Adviser retains the power to vote contrary to the recommendation of the Invesco Voting Process (for Overlapping Securities) or ISS (for Non-Overlapping Securities) at its discretion, so long as the reasons for doing so are well documented.

Proxy Constraints

The Adviser will abstain from voting proxies when it deems the cost to be prohibitive or where the exercise of voting rights could restrict the ability of a Fund to freely trade the applicable security. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote. Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, PowerShares may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy. Furthermore, as a matter of policy, the Funds and all IAI-advised funds do not vote Invesco Ltd. shares.

Special Policy

Certain Funds pursue their investment objectives by investing in other registered investment companies pursuant to an exemptive order granted by the Securities and Exchange Commission. The relief granted by that order is conditioned upon complying with a number of undertakings, some of which require a Fund to vote its shares in an acquired investment company in the same proportion as other holders of the acquired fund’s shares. In instances in which a Fund is required to vote in this manner to rely on the exemptive order, the Adviser will vote shares of these acquired investment companies in compliance with the voting mechanism required by the order.

Resolving Potential Conflicts of Interest

Voting of Proxies Related to Invesco Ltd.

In order to avoid any appearance of a conflict of interest, PowerShares will issue a do not vote (“DNV”) for proxies issued by, or related to matters involving, Invesco Ltd. that may be held by clients from time to time.

POWERSHARES EXCHANGE-TRADED FUND TRUST II

PART C. OTHER INFORMATION

Item 28. Exhibits.

(a)	Amended and Restated Declaration of Trust of the Registrant. (1)

(b)	Amended and Restated By-laws of the Registrant. (3)

(c)	Not applicable.

(d)

1.	Amended and Restated Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (9)

2.	Management Fee Waiver Agreement. (5)

3.	Management Services Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (7)

4.	Amended and Restated Memorandum of Agreement between Adviser and Invesco PowerShares Capital Management LLC Registrant. (9)

(e)	Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc. (9)

(f)	Not applicable.

(g)

1.	Amended and Restated Custody Agreement between Registrant and The Bank of New York Mellon. (9)

2.	Foreign Custody Manager Agreement between Registrant and The Bank of New York. (4)

(h)

1.	Amended and Restated Fund Administration and Accounting Agreement between Registrant and The Bank of New York. (9)

2.	Amended and Restated Transfer Agency and Service Agreement between Registrant and The Bank of New York. (9)

3.	Form of Participant Agreement between Invesco Distributors, Inc., and the Participant. (*)

4.	Form of Sublicense Agreement between the Registrant and Invesco PowerShares Capital Management LLC. (*)

(i)	Opinion and Consent of Counsel. (*)

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)

1.	Code of Ethics of the Registrant. (9)

2.	Code of Ethics of Invesco Distributors, Inc. (9)

3.	Code of Ethics of Invesco PowerShares Capital Management LLC. (9)

4.	Code of Ethics of Invesco Senior Secured Management, Inc. (10)

(q)

1.	Powers of Attorney for Messrs. Bagge, Barre, Carome, Kole, Nussbaum and Wilson. (2)

2.	Powers of Attorney for Messrs. Lim and Wicker. (6)

*	To be filed by amendment.
(1)	Incorporated by reference to Post-Effective Amendment No. 7, filed on September 18, 2007.
(2)	Incorporated by reference to Post-Effective Amendment No. 227, filed on July 7, 2011.
(3)	Incorporated by reference to Post-Effective Amendment No. 302, filed on February 28, 2012.
(4)	Incorporated by reference to Post-Effective Amendment No. 390, filed on February 27, 2013.
(5)	Incorporated by reference to Post-Effective Amendment No. 415, filed on June 7, 2013.
(6)	Incorporated by reference to Post-Effective Amendment No. 423, filed on September 30, 2013.
(7)	Incorporated by reference to Post-Effective Amendment No. 425, filed on October 25, 2013.
(8)	Incorporated by reference to Post-Effective Amendment No. 459, filed on August 1, 2014
(9)	Incorporated by reference to Post-Effective Amendment No. 468, filed on December 19, 2014
(10)	Incorporated by reference to Post-Effective Amendment No. 475, filed on February 26, 2015.

Item 29. Persons Controlled by or Under Common Control with the Fund.

None

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated October 10, 2006 and Amended and Restated as of September 17, 2007 (the “Declaration of Trust”), which permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31. Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A, which is included in this Registration Statement, and “Management” in the Statement of Additional Information constituting Part B, which is included in this Registration Statement.

The information as to the directors and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV, dated April 8, 2014, and filed with the Securities and Exchange Commission on April 11, 2014 and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters.

The sole principal underwriter for the Funds is Invesco Distributors, Inc., which acts as distributor for the Registrant and the following other funds:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund

Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Alternative Strategies Fund

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Low Volatility Equity Yield Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Multi-Asset Inflation Fund

Invesco Small Cap Growth Fund

Invesco U.S. Mortgage Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Opportunities Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco Select Opportunities Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Emerging Markets Equity Fund

Invesco Endeavor Fund

Invesco Global Health Care Fund

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Invesco Global Markets Strategy Fund

Invesco Global Targeted Returns Fund

Invesco International Total Return Fund

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Invesco Macro International Equity Fund

Invesco Macro Long/Short Fund

Invesco MLP Fund

Invesco Pacific Growth Fund

Invesco Premium Income Fund

Invesco Select Companies Fund

Invesco Strategic Income Fund

Invesco Unconstrained Bond Fund

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco Limited Maturity Treasury Fund

Invesco Money Market Fund

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Mid Cap Growth Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco Value Opportunities Fund

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

Invesco Tax-Exempt Cash Fund

Invesco Tax-Free Intermediate Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Income Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Managed Volatility Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Money Market Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Value Opportunities Fund

Invesco Senior Loan Fund

Invesco Securities Trust

Invesco Balanced-Risk Aggressive Allocation Fund

Invesco Management Trust

Invesco Conservative Income Fund

Short-Term Investments Trust

Government & Agency Portfolio

Government TaxAdvantage Portfolio

Liquid Assets Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

PowerShares Exchange-Traded Fund Trust

PowerShares India Exchange-Traded Fund Trust

**	Please note that PowerShares Exchange-Traded Fund Trust II is also distributed by Invesco Distributors, Inc., but is not included in this list because it is the registrant filing the N-1A.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Robert C. Brooks	None	Director
Peter S. Gallagher	None	Director & President
Andrew R. Schlossberg	President	Director
John M. Zerr	Chief Legal Officer	Senior Vice President & Secretary
Annette J. Lege	None	Treasurer & Chief Financial Officer
Miranda O’Keefe	None	Senior Vice President & Chief Compliance Officer
Crissie M. Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

*	The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Item 33. Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 13th day of March, 2015.

PowerShares Exchange-Traded Fund Trust II

By:	/s/ Andrew Schlossberg
Title: Andrew Schlossberg, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Andrew Schlossberg	President	March 13, 2015
Andrew Schlossberg

/s/ Steven M. Hill	Treasurer	March 13, 2015
Steven M. Hill

/s/ Anna Paglia	Secretary	March 13, 2015
Anna Paglia

*/s/ Donald H. Wilson	Chairman and Trustee	March 13, 2015
Donald H. Wilson

*/s/ Ronn R. Bagge	Trustee	March 13, 2015
Ronn R. Bagge

*/s/ Todd J. Barre	Trustee	March 13, 2015
Todd J. Barre

*/s/ Kevin M. Carome	Trustee	March 13, 2015
Kevin M. Carome

*/s/ Marc M. Kole	Trustee	March 13, 2015
Marc M. Kole

*/s/ Yung Bong Lim	Trustee	March 13, 2015
Yung Bong Lim

*/s/ Philip M. Nussbaum	Trustee	March 13, 2015
Philip M. Nussbaum

*/s/ Gary R. Wicker	Trustee	March 13, 2015
Gary R. Wicker

*By: /s/ Anna Paglia		March 13, 2015
Anna Paglia
Attorney-In-Fact

*	Anna Paglia signs on behalf of the powers of attorney filed with Post-Effective Amendments No. 227 and No. 423 to the Trust’s Registration Statement and incorporated herein by reference herein.